Exhibit 99.1

NEWS RELEASE

Granite Construction Incorporated Announces Proposed Offering of $325 Million of Convertible Senior Notes due 2030

WATSONVILLE, Calif., – June 6, 2024 – Granite Construction Incorporated (NYSE: GVA) (“Granite”) today announced that it intends to offer, subject to market and other conditions, $325 million in aggregate principal amount of convertible senior notes due 2030 (the “Convertible Notes”). In connection with the offering of the Convertible Notes, Granite expects to grant the initial purchasers of the Convertible Notes an option to purchase up to an additional $48.75 million aggregate principal amount of Convertible Notes.

The Convertible Notes will be senior unsecured obligations of Granite, will bear interest payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2024, and will mature on June 15, 2030, unless earlier converted, redeemed or repurchased in accordance with their terms. Prior to the close of business on the business day immediately preceding December 15, 2029, the Convertible Notes will be convertible at the option of the holders only upon the occurrence of certain events and during certain periods. Thereafter, the Convertible Notes will be convertible at the option of the holders at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, Granite will pay cash up to the aggregate principal amount of the Convertible Notes to be converted and pay or deliver, as the case may be, cash, shares of Granite’s common stock, or a combination of cash and shares of Granite’s common stock, at Granite’s election, in respect of the remainder, if any, of its conversion obligation in excess of the aggregate principal amount of the Convertible Notes being converted. The interest rate, initial conversion rate, initial conversion price and other terms of the Convertible Notes will be determined at the time of the pricing of the offering.

Granite intends to use a portion of the net proceeds from the offering of the Convertible Notes to pay the cost of entering into capped call transactions in connection with the Convertible Notes. In addition, Granites expects to pay a portion of the net proceeds from the offering to repurchase a portion of its outstanding 2.75% convertible senior notes due 2024 (the “2024 notes”). Granite also may use a portion of the net proceeds from the Convertible Notes offering or issue shares of its common stock to pay the cost of terminating the portion of its existing warrant transactions (as defined below) that correspond to the 2024 notes to be repurchased. Granite also expects to use a portion of the net proceeds from the offering to repurchase up to $15 million of Granite’s common stock concurrently with the offering in privately negotiated transactions. In addition, Granite intends to use a portion of the net proceeds from the Convertible Notes offering to repay amounts outstanding under its term loan. Granite intends to use the remainder of the net proceeds from the offering for general corporate purposes, which may include acquisitions. If the initial purchasers exercise their option to purchase additional Convertible Notes, Granite intends to use a portion of the net proceeds from the sale of such additional Convertible Notes to pay the cost of entering into additional capped call transactions and the remainder of the net proceeds from the sale of the additional Convertible Notes for general corporate purposes.

Concurrently with the pricing of the offering of the Convertible Notes, Granite intends to enter into one or more separate and individually negotiated transactions with one or more holders of its 2024 notes to repurchase a portion of the outstanding 2024 notes for cash on terms to be negotiated with such holders (the “2024 notes repurchases”). Granite expects that, in connection with the 2024 notes repurchases, holders of the 2024 notes may enter into or unwind various derivative transactions with respect to Granite’s common stock (including entering into derivatives with one or more of the initial purchasers in the Convertible Notes offering or their respective affiliates) and/or purchase or sell shares of Granite’s common stock concurrently with or shortly after the pricing of the Convertible Notes offering. This activity could affect the market price of Granite’s common stock and the initial conversion price of the Convertible Notes. Granite cannot predict the magnitude of such market activity or the overall effect it will have on the price of the Convertible Notes or its common stock.

In connection with the pricing of the Convertible Notes, Granite also expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers of the Convertible Notes, their respective affiliates and/or certain other financial institutions (the “option counterparties”). The capped call transactions are expected to cover, subject to anti-dilution adjustments substantially similar to those applicable to the Convertible Notes, the number of shares of Granite’s common stock initially underlying the Convertible Notes. If the initial purchasers of the Convertible Notes exercise their option to purchase additional Convertible Notes, Granite expects to enter into additional capped call transactions with the option counterparties.

The capped call transactions are expected generally to reduce the potential dilution to Granite’s common stock upon any conversion of the Convertible Notes and/or offset any cash payments Granite is required to make in excess of the principal amount of converted Convertible Notes, as the case may be. If, however, the market price per share of Granite’s common stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions.

Granite has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates may enter into various derivative transactions with respect to Granite’s common stock and/or purchase shares of Granite’s common stock concurrently with or shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of Granite’s common stock or the Convertible Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Granite’s common stock and/or purchasing or selling shares of Granite’s common stock or other securities of Granite in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so during any observation period related to a conversion of the Convertible Notes, following any repurchase of the Convertible Notes in connection with any fundamental change or redemption of the Convertible Notes at Granite’s option or, to the extent Granite unwinds a corresponding portion of the capped call transactions, in connection with any other repurchase of the Convertible Notes). This activity could also cause or hinder an increase or decrease in the market price of Granite’s common stock or the Convertible Notes, which could affect the holders’ ability to convert the Convertible Notes and, to the extent the activity occurs during any observation period related to a conversion of the Convertible Notes, it could affect the amount of cash and the number and value of shares of Granite’s common stock, if any, that holders will receive upon conversion of the Convertible Notes.

In connection with the issuance of the 2024 notes, Granite entered into convertible note hedge transactions (the “existing convertible note hedge transactions”) with certain financial institutions (the “existing counterparties”), and Granite also entered into separate warrant transactions (the “existing warrant transactions”) with the existing counterparties. To the extent Granite effects any 2024 notes repurchases, Granite intends to enter into agreements with the existing counterparties to unwind a corresponding portion of the existing convertible note hedge transactions and a corresponding portion of the existing warrant transactions (collectively, the “Unwind Transactions”). In connection with the Unwind Transactions, Granite expects to enter into agreements with the existing counterparties and receive a number of shares of Granite’s common stock (and cash in lieu of any fractional shares) in respect of the unwind of the portion of the existing convertible note hedge transactions that correspond to the 2024 notes repurchases and make payments in cash or issue shares of Granite’s common stock in respect of the unwind of the portion of the existing warrant transactions that correspond to the 2024 notes repurchases.

In connection with the Unwind Transactions, the existing counterparties and/or their respective affiliates may enter into or unwind various derivative transactions with respect to Granite’s common stock and/or purchase or sell shares of Granite’s common stock or other securities of Granite in secondary market transactions concurrently with or shortly after the pricing of the Convertible Notes. This activity may affect the price of Granite’s common stock and, in turn, impact the initial conversion price of the Convertible Notes.

Concurrently with the pricing of the offering of the Convertible Notes, Granite expects to repurchase up to $15 million of its common stock from purchasers of the Convertible Notes in privately negotiated transactions effected with or though one of the initial purchasers of the Convertible Notes or its affiliate. Granite expects the purchase price per share of its common stock in such transactions to equal the closing price per share of its common stock on the date of pricing the offering of the Convertible Notes. These repurchases could increase (or reduce the size of any decrease in) the market price of Granite’s common stock or the Convertible Notes concurrently with the pricing of the Convertible Notes, and could result in a higher effective initial conversion price of the Convertible Notes.

The Convertible Notes will be offered through a private placement. The Convertible Notes and the shares of Granite’s common stock issuable upon conversion of the Convertible Notes, if any, have not been and will not be registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws. As a result, neither the Convertible Notes nor any common stock issuable upon conversion of the Convertible Notes may be offered or sold in the United States except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the Convertible Notes will be offered only to persons reasonably believed to be “qualified institutional buyers” under Rule 144A of the Securities Act. This news release is neither an offer to sell nor a solicitation of an offer to buy the Convertible Notes or any common stock issuable upon conversion of the Convertible Notes, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-looking Statements

Any statements contained in this news release that are not based on historical facts, including statements about the offering, the intended use of proceeds, the terms of the Convertible Notes, the capped call transactions, the 2024 notes repurchases, the Unwind Transactions, the share repurchases, third parties entering into or unwinding derivative transactions with respect to Granite’s common stock and/or purchasing or selling Granite’s common stock, and the potential impact of the foregoing on dilution to Granite’s stockholders or the offset of any cash payments Granite is required to make in excess of the principal amount of converted Convertible Notes, the market price of Granite’s common stock or the Convertible Notes or the initial conversion price of the Convertible Notes, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “expects,” “estimates,” “intends,” “plans,” “potential,” “may,” “will,” “could,” “would” and the negatives thereof or other comparable terminology or by the context in which they are made. These forward-looking statements are predictions reflecting the best judgment of senior management and reflect our current expectations regarding the offering, the intended use of proceeds, the terms of the Convertible Notes, the capped call transactions, the 2024 notes repurchases, the Unwind Transactions, the share repurchases, third parties entering into or unwinding derivative transactions with respect to Granite’s common stock and/or purchasing or selling Granite’s common stock, and the potential impact of the foregoing on dilution to Granite’s stockholders or the offset of any cash payments Granite is required to make in excess of the principal amount of converted Convertible Notes, the market price of Granite’s common stock or the Convertible Notes or the initial conversion price of the Convertible Notes. These expectations may or may not be realized. Some of these expectations may be based on beliefs, assumptions or predictions that may prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our business, financial condition, results of operations, cash flows and liquidity. Such risks and uncertainties include, but are not limited to, the risks related to whether Granite will consummate the offering of the Convertible Notes on the expected terms or at all, the anticipated terms of, and the effects of entering into, the capped call transactions, the 2024 notes repurchases, the Unwind Transactions, the share repurchases and third parties entering into or unwinding derivative transactions with respect to Granite’s common stock and/or purchasing or selling Granite’s common stock, market and general conditions, and those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Due to the inherent risks and uncertainties associated with our forward-looking statements, the reader is cautioned not to place undue reliance on them. The reader is also cautioned that the forward-looking statements contained herein speak only as of the date of this news release and, except as required by law; we undertake no obligation to revise or update any forward-looking statements for any reason.

Contacts:

Investors

Wenjun Xu, 831-761-7861

Or

Media

Erin Kuhlman, 831-768-4111

Source: Granite Construction Incorporated

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